EXHIBIT 4.1


           Articles of Incorporation of Monocacy Bancshares, Inc.
      (Incorporated by reference to Exhibit 3(i) to the Company's
      Registration Statement No. 333-30629 on form S-8 filed with the Commission on July 2, 1997